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 Supplemental Information
(Unaudited)

September 30, 2001

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

September 30, 2001

To Members of the Investment Community:

    We prepared this supplemental information package to provide you with additional detail on our properties and operations. The information in this package is unaudited, filed with the Securities and Exchange Commission and should be read in conjunction with our quarterly and annual reports. If you have any questions or comments, please contact Ms. Sara L. Grootwassink, Vice President, Finance and Investor Relations at (410) 992-7324 or sara.grootwassink@copt.com.

Reporting Period Highlights—Third Quarter 2001

Financial Results

  •
  Reported FFO—diluted of $11,034,000 or $.33 per share/unit for the third quarter of 2001 as compared to $9,550,000 or $.30 per share/unit for the comparable 2000 period, representing an increase of 10.0% per share/unit. FFO—diluted increased $1,484,000 or 15.5%, over the comparable 2000 period.
  •
  Reported AFFO—diluted of $9,106,000 or $.27 per share/unit for the third quarter of 2001 as compared to $6,691,000 or $.23 per share/unit for the comparable 2000 period, representing an increase of 17.4% per share/unit.
  •
  For the nine months ended September 30, 2001, reported FFO—diluted of $31,752,000 or $.95 per share/unit as compared to $27,700,000 or $.86 per share/unit for the same nine month period in 2000, representing an increase of 10.5% per share/unit. Similarly, for the nine months ended September 30, 2001, reported AFFO—diluted of $26,049,000 or $.78 per share/unit as compared to $20,658,000 or $.69 per share/unit for the same nine month period in 2000, representing an increase of 13.0% per share/unit.
  •
  Our diluted FFO payout ratio for the nine months ended September 30, 2001 improved to 65.0% as compared to 67.3% for the comparable period in 2000.

Financing and Capital Transactions

  •
  In September 2001, we issued 1,425,000 Series F cumulative redeemable preferred shares with a liquidation value of $25.00 per share, raising $35,625,000 in gross proceeds. These Series F preferred shares have a 9.875% coupon and can be redeemed at par at our option subsequent to October 14, 2006. Net proceeds were primarily used to pay down our Deutsche Bank revolving credit facility.
  •
  We increased our quarterly common dividend by 5.0% from $.20 per share to $.21 per share.
  •
  In connection with our 3rd quarter acquisitions, we issued 310,342 common units valued at $10.50 per unit ($3,259,000 in aggregate).
  •
  We closed a six year, $16.0 million permanent loan with a 7.14% fixed interest rate.
  •
  Our debt to market capitalization is 52.3% and our debt to undepreciated book value of real estate assets is 56.2% as of September 30, 2001. We achieved an EBITDA interest coverage ratio of 2.57x and an EBITDA fixed charge coverage ratio of 1.99x for this quarter. Our quarterly weighted average interest rate dropped to 7.08% in the third quarter of 2001 from 7.22% in the prior quarter.

Operations

  •
  We renewed 57.7% of our office leases (based upon square footage) with an average capital cost of $4.40 per square foot during the 3rd quarter. We realized increases in base and total rents on a straight-line basis of 11.9% and 9.1%, respectively, as measured from the GAAP straight-line rent in effect preceding the renewal date. Base and total rent on a cash basis increased 7.9% and 5.5%, respectively, on this renewed and retenanted space.

  •
  Overall occupancy was 97.2% as of September 30, 2001. Occupancy rates approximated 98.3% in the Baltimore/Washington Corridor, which represents 65.2% of our office square footage and 70.5% of our total office revenues for the 3rd quarter of 2001. We were 97.6% leased as of September 30, 2001.

  •
  Weighted average lease term of our office portfolio is 4.4 years as of September 30, 2001, with an average contractual rental rate (including tenant reimbursements for operating costs) of $17.73 per square foot.

  •
  We improved our quarterly cash net operating income for the 79 same office properties by 5.5% over the quarter ended September 30, 2000. Our same store properties represent 83.8% of our office portfolio (based upon square footage) as of September 30, 2001.

Acquisition/Disposition

  •
  On August 30, 2001, we acquired for $23.8 million four operating properties totaling 187,132 square feet which were 100% leased. This portfolio contributes to our dominant position in the Columbia Gateway Business Park through our portfolio of 12 operating properties comprising 744,000 square feet.

  •
  On August 3, 2001, we acquired for $11.5 million one property totaling 97,161 rentable square feet, including 5,627 rentable square feet of fitness center space. This property was 100% leased and increases our concentration in the BWI Airport submarket through our ownership of 42 operating properties comprising 2.9 million square feet.

  •
  On July 2, 2001, we purchased for $6.9 million the remaining 60% joint venture interest in five properties in the BWI Airport submarket totaling 314,594 square feet.

Development

  •
  In September 2001, we delivered 61,250 square feet of 201 NBP, a joint venture development project. This occupied space is 100% leased to Northrop Grumman Systems and represents 51.9% of this building.

Subsequent Events

  •
  On October 12, 2001, our $100.0 million term credit facility with Deutsche Banc matured and the outstanding loan balance of $90.9 million was repaid.

Note:  This supplemental information contains "forward looking" statements, as defined in the Private Securities Litigation Reform Act of 1995, that are based on the Company's current expectations, estimates and projections about future events and financial trends affecting the financial condition of the business. Statements that are not historical facts, including statements about the Company's beliefs and expectations, are forward-looking statements. These statements are not guarantees of future performance, events or results and involve potential risks and uncertainties. Accordingly, actual results may differ materially. The Company undertakes no obligations to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2001			2000
	September 30	June 30	March 31	December 31	September 30
Total Revenues from Real Estate Operations	$32,050	$28,711	$28,851	$27,609	$27,656
Net Operating Income from Real Estate Operations	22,394	20,153	20,385	19,469	19,606
EBITDA	21,411	20,471	19,490	19,298	18,559
Net Income before Preferred Dividends	5,222	5,081	3,726	4,087	3,685
Preferred Dividends	(1,830)	(1,613)	(881)	(782)	(781)

Net Income Available to Common Shareholders	$3,392	$3,468	$2,845	$3,305	$2,904

Funds From Operations (FFO)—Diluted	$11,034	$10,560	$10,102	$9,804	$9,550
FFO per diluted share	$0.33	$0.32	$0.31	$0.31	$0.30
Adjusted FFO—Diluted(A)	$9,106	$8,591	$8,296	$8,228	$6,691
Adjusted FFO per diluted share	$0.27	$0.26	$0.25	$0.26	$0.23
Payout Ratios:
FFO—Diluted(B)	67.89%	62.43%	64.87%	65.67%	67.42%
AFFO—Diluted(C)	82.26%	76.73%	78.99%	78.25%	87.68%
Total Dividends/Distributions	$9,185	$8,069	$7,334	$7,220	$7,220

(A)
For the quarter ended September 30, 2000, the Series C convertible preferred units were anti-dilutive for AFFO calculations. Thus, in computing AFFO, the quarterly dividend of $572 was included in the numerator and the related 2,421 of Series C convertible preferred units (as if already converted into common shares) were excluded from the denominator.

(B)
Computed by dividing total dividends/distributions (except for dividends on Series B, E and F Cumulative Redeemable Preferred Shares which are subtracted to calculate FFO) by FFO diluted.

(C)
Computed by dividing total dividends/distributions (except for dividends on Series B, E and F Cumulative Redeemable Preferred Shares which are subtracted to calculate AFFO) by AFFO diluted. In addition, for the quarter ended September 30, 2000, the quarterly Series C preferred unit dividend of $572 was excluded from the numerator.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2001			2000
	September 30	June 30	March 31	December 31	September 30
Assets
Investment in real estate:
Land—operational	$157,789	$142,461	$140,620	$140,018	$136,723
Land—development	23,507	24,488	24,683	19,069	21,888
Construction in progress	33,860	30,066	22,228	17,489	21,579
Buildings and improvements	682,474	624,635	615,586	604,666	585,067
Investment in and advances to real estate joint ventures	8,005	12,009	6,877	3,616	8,606
Less: accumulated depreciation	(46,361)	(41,659)	(37,652)	(33,271)	(29,460)

Net investment in real estate	859,274	792,000	772,342	751,587	744,403
Cash and cash equivalents	7,881	2,962	3,806	4,981	3,259
Restricted cash	4,116	9,633	4,468	2,703	2,007
Accounts receivable, net	4,720	4,855	5,519	3,245	3,571
Investment in and advances to other unconsolidated entities	1,939	2,041	2,159	6,124	4,074
Deferred rent receivable	10,511	9,804	9,335	8,644	7,882
Deferred charges, net	16,561	16,357	15,550	12,905	12,667
Prepaid and other assets	8,145	9,383	6,726	4,501	6,836
Furniture, fixtures and equipment, net of accumulated depreciation	1,699	1,772	1,807	147	166

Total assets	$914,846	$848,807	$821,712	$794,837	$784,865

Liabilities and beneficiaries' equity
Liabilities:
Mortgage loans payable	$508,715	$475,999	$478,913	$474,349	$465,696
Accounts payable and accrued expenses	8,923	13,361	10,889	10,227	6,435
Rents received in advance and security deposits	4,319	4,023	4,236	3,883	5,351
Dividends/distributions payable	8,346	7,918	7,203	7,090	7,090
Fair value of derivatives	3,894	2,232	1,993	—	—
Other liabilities	11,082	10,637	10,243	—	—

Total liabilities	545,279	514,170	513,477	495,549	484,572

Minority interests:
Preferred Units in the Operating Partnership	24,367	24,367	24,367	24,367	24,367
Common Units in the Operating Partnership	80,720	78,900	80,467	81,069	81,402
Other consolidated partnership	231	224	166	124	115

Total minority interests	105,318	103,491	105,000	105,560	105,884

Commitments and contingencies	—	—	—	—	—
Beneficiaries' equity:
Preferred Shares ($0.01 par value; 5,000,000 authorized);
40,693 designated as Series A Convertible Preferred Shares of beneficial interest (1 share issued as of September 30, 2001)	—	—	—	—	—
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (1,250,000 shares issued as of September 30, 2001)	13	13	13	12	12
544,000 designated as Series D Cumulative Redeemable Preferred Shares of beneficial interest (544,000 shares issued as of September 30, 2001)	5	5	5	—	—
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of September 30, 2001)	11	11	—	—	—
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of September 30, 2001)	14	—	—	—	—
Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized, 20,756,647 shares issued as of September 30, 2001)	208	208	207	206	206
Treasury Shares, at cost (166,600 shares as of September 30, 2001)	(1,415)	(1,415)	(1,415)	(1,415)	(1,415)
Additional paid-in capital	284,834	249,617	221,682	209,388	209,384
Accumulated deficit	(13,618)	(12,776)	(12,222)	(11,064)	(10,379)
Value of unearned restricted Common Share grants	(3,229)	(3,042)	(3,042)	(3,399)	(3,399)
Accumulated comprehensive loss	(2,574)	(1,475)	(1,993)	—	—

Total beneficiaries' equity	264,249	231,146	203,235	193,728	194,409

Total beneficiaries' equity and minority interests	369,567	334,637	308,235	299,288	300,293

Total liabilities and beneficiaries' equity	$914,846	$848,807	$821,712	$794,837	$784,865

Note:	Prior to January 1, 2001, other unconsolidated entities included Corporate Office Services, Inc. (COS); Corporate Office Management, Inc. (COMI); Corporate Development Services, LLC (CDS) ; MediTract, LLC; Corporate Management Services, LLC (CMS); Corporate Realty Management, LLC (CRM); and Martin G. Knott and Associates, LLC (MGK). Subsequent to January 1, 2001, other unconsolidated entities consist solely of MediTract, LLC and Paragon Smart Technologies, LLC.

Quarterly Consolidated Statements of Operations and Funds From Operations (FFO)

(Dollars and units in thousands)

	2001			2000
	September 30	June 30	March 31	December 31	September 30
Revenues
Rental revenue	$29,011	$25,960	$25,619	$24,269	$23,980
Tenant recoveries and other revenue	3,039	2,751	3,232	3,340	3,676

Total Revenues from Real Estate Operations	32,050	28,711	28,851	27,609	27,656
Expenses
Property operating	4,178	3,492	3,448	3,220	3,596
Repairs and maintenance	3,759	3,595	3,518	3,491	3,018
Real estate taxes	1,719	1,471	1,500	1,429	1,436

Total Property Expenses from Real Estate Operations	9,656	8,558	8,466	8,140	8,050
Net Operating Income from Real Estate Operations	22,394	20,153	20,385	19,469	19,606
General and administrative	(1,347)	(1,329)	(1,446)	(1,040)	(1,319)
Equity in income of unconsol. real estate joint ventures	27	124	30	—	—
Earnings from service companies	(378)	143	(329)	—	—
Income from real estate services	715	1,380	850	1,067	383
Equity in (loss) income of other unconsolidated entities	—	—	—	(198)	(111)

EBITDA	21,411	20,471	19,490	19,298	18,559
Interest expense	(8,342)	(7,762)	(8,194)	(8,266)	(7,850)
Series B, E & F Preferred Share dividends	(1,694)	(1,477)	(781)	(782)	(781)
Amortization of deferred financing costs	(397)	(546)	(383)	(416)	(349)
Income tax (expense) benefit	124	(44)	122	—	—
Expense (income) associated with options	5	—	(61)	—	—
Depreciation on unconsolidated real estate entities	38	70	(4)	(4)	(3)
Minority interestholders' share of operations	(7)	(58)	4	(9)	(6)
Depreciation of corporate FF&E	(104)	(94)	(91)	(17)	(20)

Funds From Operations (FFO)—Diluted	11,034	10,560	10,102	9,804	9,550
Depreciation and other amortization	(5,148)	(4,863)	(4,809)	(4,485)	(4,275)
Gain on property sales	—	416	—	50	—
Loss on early extinguishment of debt	—	(99)	(106)	(2)	(109)
Cumulative effect adjustment for accounting change	—	—	(263)	—	—
Expense (income) associated with options	(5)	—	61	—	—
Depreciation on unconsolidated real estate entities	(38)	(70)	4	4	3
Minority interestholders' share of operations	7	58	(4)	9	6
Series B, E & F Preferred Share dividends	1,694	1,477	781	782	781

Income Before Minority Interests and Preferred Share Dividends	7,544	7,479	5,766	6,162	5,956
Minority Interests:
Preferred Units in Operating Partnership	(572)	(572)	(572)	(572)	(572)
Common Units in Operating Partnership	(1,743)	(1,768)	(1,472)	(1,494)	(1,693)
Other consolidated partnership	(7)	(58)	4	(9)	(6)
Preferred Share dividends	(1,830)	(1,613)	(881)	(782)	(781)

Net Income Available to Common Shareholders	$3,392	$3,468	$2,845	$3,305	$2,904

Funds From Operations (FFO)—Diluted	$11,034	$10,560	$10,102	$9,804	$9,550
Preferred Units in Operating Partnership(1)	—	—	—	—	(572)
Straight line rents	(717)	(816)	(690)	(800)	(1,872)
Non-incremental capital expenditures	(1,211)	(1,153)	(1,116)	(776)	(415)

Adjusted Funds from Operations—Diluted	$9,106	$8,591	$8,296	$8,228	$6,691

Preferred dividends/distributions(2)	2,402	2,185	1,453	1,353	1,353
Common dividends/distributions	6,783	5,884	5,881	5,867	5,867

Total Dividends/Distributions	$9,185	$8,069	$7,334	$7,220	$7,220

(1)
For the quarter ended September 30, 2000, the Series C convertible preferred units were anti-dilutive for AFFO calculations. Thus, in computing AFFO, the quarterly dividend of $572 was included in the numerator and the related 2,421 of Series C convertible preferred units (as if already converted into common shares) were excluded from the denominator.

(2)
Includes Series B, E and F Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

Quarterly Consolidated Statements of Operations and FFO per Diluted Share

(Shares in thousands)

	2001			2000
	September 30	June 30	March 31	December 31	September 30
Revenues
Rental revenue	$0.86	$0.78	$0.78	$0.76	$0.75
Tenant recoveries and other revenue	0.09	0.08	0.10	0.10	0.11

Total Revenues from Real Estate Operations	0.95	0.86	0.88	0.86	0.86
Expenses
Property operating	0.12	0.10	0.10	0.10	0.11
Repairs and maintenance	0.11	0.11	0.11	0.11	0.09
Real estate taxes	0.05	0.04	0.05	0.04	0.04

Total Property Expenses from Real Estate Operations	0.29	0.26	0.26	0.25	0.25
Net Operating Income from Real Estate Operations	0.67	0.60	0.62	0.61	0.61
General and administrative	(0.04)	(0.04)	(0.04)	(0.03)	(0.04)
Equity in income of unconsol. real estate joint ventures	0.00	0.00	0.00	—	—
Earnings from service companies	(0.01)	0.00	(0.01)	—	—
Income from real estate services	0.02	0.04	0.03	0.03	0.01
Equity in (loss) income of other unconsolidated entities	—	—	—	(0.01)	(0.00)

EBITDA	0.64	0.61	0.59	0.60	0.58
Interest expense	(0.25)	(0.23)	(0.25)	(0.26)	(0.25)
Series B, E & F Preferred Share dividends	(0.05)	(0.04)	(0.02)	(0.02)	(0.02)
Amortization of deferred financing costs	(0.01)	(0.02)	(0.01)	(0.01)	(0.01)
Income tax (expense) benefit	0.00	(0.00)	0.00	—	—
Expense (income) associated with options	0.00	—	(0.00)	—	—
Depreciation on unconsolidated real estate entities	0.00	0.00	(0.00)	(0.00)	(0.00)
Minority interestholders' share of operations	(0.00)	(0.00)	0.00	(0.00)	(0.00)
Depreciation of corporate FF&E	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Funds From Operations (FFO)—Diluted	0.33	0.32	0.31	0.31	0.30
Depreciation and other amortization	(0.15)	(0.15)	(0.15)	(0.14)	(0.13)
Gain on property sales	—	0.01	—	0.00	—
Loss on early extinguishment of debt	—	(0.00)	(0.00)	(0.00)	(0.00)
Cumulative effect adjustment for accounting change	—	—	(0.01)	—	—
Expense (income) associated with options	(0.00)	—	0.00	—	—
Depreciation on unconsolidated real estate entities	(0.00)	(0.00)	0.00	0.00	0.00
Minority interestholders' share of operations	0.00	0.00	(0.00)	0.00	0.00
Series B, E & F Preferred Share dividends	0.05	0.04	0.02	0.02	0.02

Income Before Minority Interests and Preferred Share Dividends	0.23	0.22	0.18	0.19	0.19
Minority Interests:
Preferred Units in Operating Partn ership	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
Common Units in Operating Partnership	(0.05)	(0.05)	(0.04)	(0.05)	(0.05)
Other consolidated partnership	(0.00)	(0.00)	0.00	(0.00)	(0.00)
Preferred Share dividends	(0.05)	(0.05)	(0.03)	(0.02)	(0.02)

Net Income Available to Common Shareholders	$0.10	$0.10	$0.09	$0.10	$0.09

Funds From Operations (FFO)—Diluted	$0.33	$0.32	$0.31	$0.31	$0.30
Preferred Units in Operating Partnership	—	—	—	—	(0.02)
Straight line rents	(0.02)	(0.02)	(0.02)	(0.02)	(0.06)
Non-incremental capital expenditures	(0.04)	(0.03)	(0.03)	(0.02)	(0.01)

Adjusted Funds from Operations—Diluted	$0.27	$0.26	$0.25	$0.26	$0.23

For FFO Computations:
Weighted Average Converted Preferred Shares/Units	3,618	3,618	3,299	2,421	2,421
Weighted Average Common Shares/Units Outstanding	30,037	29,746	29,643	29,611	29,561

Weighted Average Diluted Shares Outstanding	33,655	33,364	32,942	32,032	31,982

For AFFO Computations:
Weighted Average Converted Preferred Shares/Units	3,618	3,618	3,299	2,421	—
Weighted Average Common Shares/Units Outstanding	30,037	29,746	29,643	29,611	29,561

Weighted Average Diluted Shares Outstanding	33,655	33,364	32,942	32,032	29,561

Quarterly Consolidated Statements of Operations and FFO as a Percentage of Total Revenues

	2001			2000
	September 30	June 30	March 31	December 31	September 30
Revenues
Rental revenue	91%	90%	89%	88%	87%
Tenant recoveries and other revenue	9%	10%	11%	12%	13%

Total Revenues from Real Estate Operations	100%	100%	100%	100%	100%
Expenses
Property operating	13%	12%	12%	12%	13%
Repairs and maintenance	12%	13%	12%	13%	11%
Real estate taxes	5%	5%	5%	5%	5%

Total Property Expenses from Real Estate Operations	30%	30%	29%	29%	29%
Net Operating Income from Real Estate Operations	70%	70%	71%	71%	71%
General and administrative	(4)%	(5)%	(5)%	(4)%	(5)%
Equity in income of unconsol. real estate joint ventures	0%	0%	0%	0%	0%
Earnings from service companies	(1)%	0%	(1)%	0%	0%
Income from real estate services	2%	5%	3%	4%	1%
Equity in (loss) income of other unconsolidated entities	0%	0%	0%	(1)%	(0)%

EBITDA	67%	71%	68%	70%	67%
Interest expense	(26)%	(27)%	(28)%	(30)%	(28)%
Series B, E & F Preferred Share dividends	(5)%	(5)%	(3)%	(3)%	(3)%
Amortization of deferred financing costs	(1)%	(2)%	(1)%	(2)%	(1)%
Income tax (expense) benefit	0%	(0)%	0%	0%	0%
Expense (income) associated with options	0%	0%	(0)%	0%	0%
Depreciation on unconsolidated real estate entities	0%	0%	(0)%	(0)%	(0)%
Minority interestholders' share of operations	(0)%	(0)%	0%	(0)%	(0)%
Depreciation of corporate FF&E	(0)%	(0)%	(0)%	(0)%	(0)%

Funds From Operations (FFO)—Diluted	34%	37%	35%	36%	35%
Depreciation and other amortization	(16)%	(17)%	(17)%	(16)%	(15)%
Gain on property sales	0%	1%	0%	0%	0%
Loss on early extinguishment of debt	0%	(0)%	(0)%	(0)%	(0)%
Cumulative effect adjustment for accounting change	0%	0%	(1)%	0%	0%
Expense (income) associated with options	(0)%	0%	0%	0%	0%
Depreciation on unconsolidated real estate entities	(0)%	(0)%	0%	0%	0%
Minority interestholders' share of operations	0%	0%	(0)%	0%	0%
Series B, E & F Preferred Share dividends	5%	5%	3%	3%	3%

Income Before Minority Interests and Preferred Share Dividends	24%	26%	20%	22%	22%
Minority Interests:
Preferred Units in Operating Partnership	(2)%	(2)%	(2)%	(2)%	(2)%
Common Units in Operating Partnership	(5)%	(6)%	(5)%	(5)%	(6)%
Other consolidated partnership	(0)%	(0)%	0%	(0)%	(0)%
Preferred Share dividends	(6)%	(6)%	(3)%	(3)%	(3)%

Net Income Available to Common Shareholders	11%	12%	10%	12%	11%

Funds From Operations (FFO)—Diluted	34%	37%	35%	36%	35%
Preferred Units in Operating Partnership	0%	0%	0%	0%	(2)%
Straight line rents	(2)%	(3)%	(2)%	(3)%	(7)%
Non-incremental capital expenditures	(4)%	(4)%	(4)%	(3)%	(2)%

Adjusted Funds from Operations—Diluted	28%	30%	29%	30%	24%

Quarterly Equity Analysis

(Amounts in thousands, except per share data, share prices and ratios)

	2001			2000
	September 30	June 30	March 31	December 31	September 30
Common Equity—End of Quarter
Common Shares(1)	20,590	20,526	20,429	20,409	20,407
Common Units	9,617	9,307	9,388	9,388	9,388

Total	30,207	29,833	29,817	29,797	29,795

Convertible Preferred Equity—End of Quarter
Convertible Series A Preferred Shares Outstanding(2)	0	0	0	0	0
Conversion Ratio	1.8748	1.8748	1.8748	1.8748	1.8748
Common Shares Issued Assuming Conversion	0	0	0	0	0
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Convertible Series D Preferred Shares Outstanding(3)	544	544	544	n/a	n/a
Conversion Ratio	2.2000	2.2000	2.2000	n/a	n/a
Common Shares Issued Assuming Conversion	1,197	1,197	1,197	n/a	n/a
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	n/a	n/a
Convertible Series C Preferred Units Outstanding	1,017	1,017	1,017	1,017	1,017
Conversion Ratio	2.3810	2.3810	2.3810	2.3810	2.3810
Common Units Issued Assuming Conversion	2,421	2,421	2,421	2,421	2,421
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Perpetual Preferred Equity—End of Quarter
Redeemable Series B Shares Outstanding	1,250	1,250	1,250	1,250	1,250
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Redeemable Series E Shares Outstanding(4)	1,150	1,150	n/a	n/a	n/a
Preferred Share Liquidation Preference	$25.00	$25.00	n/a	n/a	n/a
Redeemable Series F Shares Outstanding(5)	1,425	n/a	n/a	n/a	n/a
Preferred Share Liquidation Preference	$25.00	n/a	n/a	n/a	n/a
Weighted Average Shares:
Weighted Average Common Shares Outstanding	20,141	20,077	19,982	19,947	19,934
Weighted Average Preferred Shares Outstanding Assuming Conversion	1,197	1,197	878	—	—
Weighted Average Dilutive Options	481	334	273	276	239
Weighted Average Common Units	9,415	9,335	9,388	9,388	9,388
Weighted Average Preferred Units Assuming Conversion	2,421	2,421	2,421	2,421	2,421

Weighted Avg. Shares/Units Outstanding Assuming Conversion of Preferred Shares/Units	33,655	33,364	32,942	32,032	31,982

Common Shares Trading Volume
Average Daily Volume (Shares)	30	24	21	13	20
Average Daily Volume (Dollars in thousands)	$313.45	$237.66	$198.00	$122.20	$188.38
As a Percentage of Common Shares	0.1%	0.1%	0.1%	0.1%	0.1%
Common Share Price Range
Quarterly High	$11.50	$10.60	$9.98	$10.00	$10.13
Quarterly Low	$9.86	$9.36	$9.03	$8.94	$8.75
Quarterly Average	$10.61	$10.10	$9.59	$9.63	$9.39
End of Quarter	$10.90	$10.00	$9.51	$9.94	$9.94
Capitalization
Liquidation Value of Preferred Shares/Units	$134,642	$99,017	$70,267	$56,667	$56,667
Market Value of Common Shares/Units	329,256	298,330	283,560	296,106	296,088

Total Equity Market Capitalization	$463,898	$397,347	$353,826	$352,773	$352,754

Total Debt	$508,715	$475,999	$478,913	$474,349	$465,696

Total Market Capitalization	$972,613	$873,346	$832,739	$827,122	$818,450

Debt to Total Market Capitalization	52.3%	54.5%	57.5%	57.3%	56.9%
Debt to Undepreciated Book Value of Real Estate Assets	56.2%	57.1%	59.1%	60.4%	60.0%

(1)
Net of 166,600 treasury shares as of September 30, 2001.

(2)
On September 28, 2000, all Convertible Series A preferred shares except for 1 share were converted into common shares.

(3)
We issued 544,000 Convertible Series D preferred shares on January 25, 2001.

(4)
We issued 1,150,000 Cumulative Redeemable Series E preferred shares on April 6, 2001.

(5)
We issued 1,425,000 Cumulative Redeemable Series F preferred shares on September 13, 2001.

Quarterly Valuation Analysis

(Dollars in thousands except per share data and ratios)

	2001						2000
	September 30		June 30		March 31		December 31		September 30
PRICING MULTIPLES
NOI Multiple (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Total Debt)/Ann. NOI	10.93	x	10.82	x	10.17	x	10.54	x	10.25	x
EBITDA Multiple (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Total Debt)/Ann. EBITDA	11.43	x	10.66	x	10.64	x	10.63	x	10.83	x
FFO Multiple (Quarter End Common Share Price/Ann. FFO—diluted)	8.31	x	7.90	x	7.75	x	8.12	x	8.32	x
AFFO Multiple (Quarter End Common Share Price/Ann. AFFO—diluted)	10.07	x	9.71	x	9.44	x	9.67	x	10.98	x
NOI Yield (Ann. NOI/(Market value of Common Equity + Avg. Preferred Share/Units + Avg. Debt))	9.15%		9.24%		9.83%		9.49%		9.76%
EBITDA Yield (Ann. EBITDA/(Market value of Common Equity + Avg. Preferred Share/Units + Avg. Debt))	8.75%		9.38%		9.40%		9.41%		9.24%
FFO Yield (Ann. FFO/Quarter End Common Share Price)	12.03%		12.66%		12.90%		12.32%		12.02%
AFFO Yield (Ann. AFFO/Quarter End Common Share Price)	9.93%		10.30%		10.59%		10.34%		9.11%
Total Market Capitalization Per Square Foot ((Market Value of Common Stock + Preferred Share/Units + Total Debt)/GLA)(1)	$133.29		$129.16		$124.70		$127.79		$128.86
RETURNS
Yield on Real Estate Owned—NOI (Ann. NOI/Avg. Adjusted Gross Real Estate Investment)(2)	11.12%		10.54%		10.85%		10.58%		10.86%
Yield on Real Estate Owned—EBITDA (Ann. EBITDA/Avg. Adjusted Gross Real Estate Investment)(2)	10.63%		10.71%		10.37%		10.49%		10.28%
Return on Book Value of Average Equity & Minority Interest (Ann. EBTDA/Avg. Equity & Minority Interest)	14.85%		15.82%		14.87%		14.72%		14.24%

(1)
Excludes square footage of assets under development, under construction or held in a joint venture.

(2)
Excludes land-development, construction in progress and investment in development real estate joint ventures as these assets are not yet income generating.

Quarterly Debt Analysis

(Dollars in thousands)

	2001						2000
	September 30		June 30		March 31		December 31		September 30
Debt Outstanding
Mortgage Loans	$475,163		$409,670		$356,872		$329,955		$338,063
Construction Loans	15,852		13,099		18,950		33,058		25,586
Revolving Credit Facility	—		—		29,091		29,091		4,761
Secured Revolving Credit Facility	17,700		53,230		74,000		82,245		97,285

	$508,715		$475,999		$478,913		$474,349		$465,695

Average Outstanding Balance
Mortgage Loans	$446,784		$377,222		$344,023		$325,971		$319,745
Construction Loans	15,502		10,436		26,967		28,277		37,700
Revolving Credit Facility	—		28,445		29,091		22,545		2,381
Secured Revolving Credit Facility	52,548		59,123		75,507		90,910		91,239

	$514,834		$475,226		$475,588		$467,703		$451,065

Interest Rate Structure
Fixed	$328,029		$305,431		$240,501		$201,715		$305,614
Variable	—		—		13,412		147,634		60,081
Variable Subject to Interest Rate Protection(1-4)	180,686		170,568		225,000		125,000		100,000

	$508,715		$475,999		$478,913		$474,349		$465,695

% of Fixed Rate Loans(A)	64.48%		64.17%		50.22%		42.52%		65.63%
% of Variable Rate Loans	35.52%		35.83%		49.78%		57.48%		34.37%

	100.00%		100.00%		100.00%		100.00%		100.00%

(A) Excludes interest rate protection agreements.
Average Interest Rates
Mortgage & Construction Loans	7.12%		7.31%		7.44%		7.84%		7.62%
Revolving Credit Facility	6.73%		6.71%		7.31%		8.17%		8.12%
Secured Revolving Credit Facility	n/a		6.93%		7.85%		8.38%		8.33%
Total Weighted Average	7.08%		7.22%		7.50%		7.96%		7.64%
Debt Ratios
Debt to Total Market Capitalization	52.3%		54.5%		57.5%		57.3%		56.9%
Debt to Undepreciated Book Value of Real Estate Assets	56.2%		57.1%		59.1%		60.4%		60.0%
Coverage Ratios (excluding capitalized interest)
Interest Coverage—NOI (NOI/Interest)	2.68	x	2.60	x	2.49	x	2.36	x	2.50	x
Interest Coverage—EBITDA (EBITDA/Interest)	2.57	x	2.64	x	2.38	x	2.33	x	2.36	x
Interest Coverage—EBITDA—YTD (EBITDA/Interest—Year-to-date)	2.53	x	2.50	x	2.38	x	2.38	x	2.40	x
Debt Service Coverage—NOI (NOI/(Interest + Principal Amortization))	2.32	x	2.28	x	2.23	x	2.09	x	2.23	x
Debt Service Coverage—EBITDA (EBITDA/(Interest + Principal Amortization))	2.22	x	2.32	x	2.13	x	2.07	x	2.11	x
Fixed Charge Coverage—NOI (NOI/(Interest + Preferred Distribution))	2.08	x	2.03	x	2.11	x	2.02	x	2.13	x
Fixed Charge Coverage—EBITDA (EBITDA/(Interest + Preferred Distribution))	1.99	x	2.06	x	2.02	x	2.01	x	2.02	x

(1)
We purchased a $50 million 2-year cap on LIBOR at a rate of 7.7% which expires May 31, 2002.

(2)
We purchased a $50 million 1-year cap on LIBOR at a rate of 7.0% which expires October 13, 2001.

(3)
We purchased a $25 million 1-year cap on LIBOR at a rate of 7.0% which expires October 13, 2001.

(4)
We executed a $100 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 5.76% over a two-year period which expires January 2, 2003.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2001			2000
	September 30	June 30	March 31	December 31	September 30
OPERATING RATIOS
NOI as a % of Real Estate Revenues
(NOI / (Rental Revenue + Oper. Expense Reimb.))	69.87%	70.19%	70.66%	70.52%	70.89%
EBITDA as a % of Real Estate Revenues
(EBITDA / (Rental Revenue + Oper. Expense Reimb.))	66.80%	71.30%	67.55%	69.90%	67.11%
G&A as a % of Real Estate Revenues
(G&A / (Rental Revenue + Oper. Expense Reimb.))	4.20%	4.63%	5.01%	3.77%	4.77%
G&A as a % of EBITDA
(G&A / EBITDA)	6.29%	6.49%	7.42%	5.39%	7.11%
Quarter end occupancy for operating portfolio	97.18%	96.92%	96.95%	97.03%	97.33%
Quarter end % leased for operating portfolio	97.57%	97.60%	98.39%	98.17%	98.30%
Non-Incremental Capital Expenditures	$1,211	$1,153	$1,116	$776	$415
Non-Incremental Capital Expenditures per average square feet	$0.17	$0.17	$0.17	$0.12	$0.07
Non-Incremental Capital Expenditures per Diluted Share	$0.04	$0.03	$0.03	$0.02	$0.01
Non-Incremental Capital Expenditures as a % of NOI	5.41%	5.72%	5.47%	3.99%	2.12%

Quarterly Dividend Analysis

	2001			2000
	September 30	June 30	March 31	December 31	September 30
Common Share Dividends
Dividends per share/unit	$0.21	$0.20	$0.20	$0.20	$0.20
Increase over prior quarter	5.0%	0.0%	0.0%	0.0%	5.3%
Increase over prior year	5.0%	5.3%	5.3%	5.3%	5.3%
Common Dividend Payout Ratios
Payout—FFO—Diluted ((Dividend + Distributions)/FFO)	67.9%	62.4%	64.9%	65.7%	67.4%
Payout—AFFO—Diluted (Dividend /FAD)	82.3%	76.7%	79.0%	78.3%	87.7%
Dividend Coverage—FFO—Diluted (FFO /dividends)	1.47x	1.60x	1.54x	1.52x	1.48x
Dividend Coverage—AFFO—Diluted (AFFO /dividends)	1.22x	1.30x	1.27x	1.28x	1.14x
Common Dividend Yields
Dividend Yield	7.71%	8.00%	8.41%	8.05%	8.05%
Series C Preferred Unit Distributions
Preferred Unit Distributions Per Share	$0.5625	$0.5625	$0.5625	$0.5625	$0.5625
Preferred Unit Distributions Yield	9.00%	9.00%	9.00%	9.00%	9.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series A Preferred Share Dividends
Preferred Share Dividends Per Share	$0.34375	$0.34375	$0.34375	$0.34375	$0.34375
Preferred Share Dividend Yield	5.50%	5.50%	5.50%	5.50%	5.50%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series B Preferred Share Dividends
Preferred Share Dividends Per Share	$0.6250	$0.6250	$0.6250	$0.6250	$0.6250
Preferred Share Dividend Yield	10.00%	10.00%	10.00%	10.00%	10.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series D Preferred Share Dividends(1)
Preferred Share Dividends Per Share	$0.2500	$0.2500	$0.2500	n/a	n/a
Preferred Share Dividend Yield	4.00%	4.00%	4.00%	n/a	n/a
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	n/a	n/a
Series E Preferred Share Dividends(2)
Preferred Share Dividends Per Share	$0.6406	$0.6406	n/a	n/a	n/a
Preferred Share Dividend Yield	10.25%	10.25%	n/a	n/a	n/a
Quarter End Liquidation Preference	$25.00	$25.00	n/a	n/a	n/a
Series F Preferred Share Dividends(3)
Preferred Share Dividends Per Share	$0.6172	n/a	n/a	n/a	n/a
Preferred Share Dividend Yield	9.875%	n/a	n/a	n/a	n/a
Quarter End Liquidation Preference	$25.00	n/a	n/a	n/a	n/a

(1)
We issued 544,000 of Series D Convertible Preferred Shares on January 25, 2001. Dividend was prorated based upon the number of days outstanding from date of issuance through quarter end. Prorated dividend was $.1833 per share.

(2)
We issued 1,150,000 of Series E Cumulative Redeemable Preferred Shares on April 6, 2001. Dividend was prorated based upon the number of days outstanding from date of issuance through quarter end. Prorated dividend was $.6050 per share.

(3)
We issued 1,425,000 of Series F Cumulative Redeemable Preferred Shares on September 13, 2001. Dividend was prorated based upon the number of days outstanding from date of issuance through quarter end. Prorated dividend was $.123435 per share.

Investor Composition and Analyst Coverage

(as of September 30, 2001)

Shareholder Classification	Common Shares	Common Units	As if Converted Preferred Shares/Units	Total	Fully Diluted Ownership % of Total
Constellation Real Estate, Inc.	8,876,171	—	2	8,876,173	26.24%
Insiders	1,149,628	7,837,937	—	8,987,565	26.57%
Institutional Ownership	3,258,368	—	—	3,258,368	9.63%
Other/Retail	7,305,880	1,779,422	3,617,472	12,702,774	37.55%

	20,590,047	9,617,359	3,617,474	33,824,880	100.00%

Research Coverage	September 30, 2001	June 30, 2001	March 31, 2001	December 31, 2000	September 30, 2000
A. G. Edwards	x	x	x	x	x
Credit Suisse First Boston	x	x	x	x	x
Deutsche Banc Alex. Brown	x	x	x	x
Ferris, Baker Watts, Incorporated	x	x	x
Janney Montgomery Scott	x	x	x	x	x
Legg Mason Wood Walker, Inc.	x	x	x	x	x
McDonald Investments	x	x	x	x	x
Prudential Securities Incorporated					x

Source: Institutional ownership was obtained from filed Forms 13(f) as of June 30, 2001 per Vickers Stock Research Corporation.

Debt Maturity Schedule—September 30, 2001

(Dollars in thousands)

	Mortgages		Construction Loans(1)
						$125,000 Secured Revolving Credit Facility
Year of Maturity	Monthly Amortization	Due on Maturity	Monthly Amortization	Due on Maturity(2)	Term Credit(3) Facility		Total Scheduled Payments
2001	$1,397	$—	$—	$—	$—	$—	$1,397
2002	5,951	16,215	158	—	90,954	—	113,278
2003	6,240	28,469	173	15,521	—	—	50,403
2004	6,272	36,508	—	—	—	17,700	60,480
2005	6,282	16,368	—	—	—	—	22,650
2006	6,154	59,975	—	—	—	—	66,129
2007	5,049	20,442	—	—	—	—	25,491
2008	3,200	142,879	—	—	—	—	146,079
2009	331	22,477	—	—	—	—	22,808

	$40,876	$343,333	$331	$15,521	$90,954	$17,700	$508,715

Notes:

(1)
The construction loan balances as of September 30, 2001 represent the outstanding balances as of that date.

(2)
We have the right to extend construction loans of $8,952 and $6,900, for a one-year period subject to certain conditions, upon maturity in 2002. The above table reflects the maturities in 2003, as if the loans had been extended.

(3)
The Term Credit Facility was extended through October 13, 2001. We have the right to extend for another one-year period, subject to certain conditions. This loan has been presented as maturing in October 2002 in the above table. However, this loan was repaid on October 12, 2001.

We have obtained interest rate protection agreements as follows:

  $50 million cap on thirty-day LIBOR at 7.7% expiring in May 2002.
  $50 million cap on thirty-day LIBOR at 7.0% expiring in October 2001.
  $25 million cap on thirty-day LIBOR at 7.0% expiring in October 2001.
  $100 million notional amount swap of thirty-day LIBOR at 5.76% expiring in January 2003.

Property Summary by Region—September 30, 2001

	Operating Property Count	Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi-story (M)	Rentable Square Feet	Anticipated Rentable Square Feet— Development
Office Properties
Baltimore /Washington Corridor
2730 Hercules Road	1	Owned	BWI Airport	MD	1990	M	240,336
132 National Business Parkway	2	Owned	BWI Airport	MD	2000	M	118,456
2721 Phoenix Road (221 NBP)	3	Owned	BWI Airport	MD	2000	M	117,890
1306 Concourse Drive	4	Owned	BWI Airport	MD	1990	M	114,046
870-880 Elkridge Landing Road	5	Owned	BWI Airport	MD	1981	M	97,161
900 Elkridge Landing Road	6	Owned	BWI Airport	MD	1982	M	97,139
1199 Winterson Road	7	Owned	BWI Airport	MD	1988	M	96,636
920 Elkridge Landing Road	8	Owned	BWI Airport	MD	1982	M	96,566
134 National Business Parkway	9	Owned	BWI Airport	MD	1999	M	93,482
133 National Business Parkway	10	Owned	BWI Airport	MD	1997	M	88,666
141 National Business Parkway	11	Owned	BWI Airport	MD	1990	M	86,964
135 National Business Parkway	12	Owned	BWI Airport	MD	1998	M	86,863
1302 Concourse Drive	13	Owned	BWI Airport	MD	1996	M	84,607
7467 Ridge Road	14	Owned	BWI Airport	MD	1990	M	73,756
881 Elkridge Landing Road	15	Owned	BWI Airport	MD	1986	M	73,572
7240 Parkway Drive	16	Owned	BWI Airport	MD	1985	M	73,500
1099 Winterson Road	17	Owned	BWI Airport	MD	1988	M	70,938
131 National Business Parkway	18	Owned	BWI Airport	MD	1990	M	68,906
1190 Winterson Road	19	Owned	BWI Airport	MD	1987	M	68,567
911 Elkridge Landing Road	20	Owned	BWI Airport	MD	1985	M	68,296
849 International Drive	21	Owned	BWI Airport	MD	1988	M	68,195
1201 Winterson Road	22	Owned	BWI Airport	MD	1985	M	67,903
999 Corporate Boulevard	23	Owned	BWI Airport	MD	2000	M	67,351
2701 Phoenix Road (201 NBP)	24	JV	BWI Airport	MD	2001	M	61,250	56,750
7318 Parkway Drive	25	Owned	BWI Airport	MD	1984	S	59,204
900 International Drive	26	Owned	BWI Airport	MD	1986	S	57,140
930 International Drive	27	Owned	BWI Airport	MD	1986	S	57,140
901 Elkridge Landing Road	28	Owned	BWI Airport	MD	1984	M	56,847
891 Elkridge Landing Road	29	Owned	BWI Airport	MD	1984	M	56,489
921 Elkridge Landing Road	30	Owned	BWI Airport	MD	1983	M	54,057
939 Elkridge Landing Road	31	Owned	BWI Airport	MD	1983	M	53,031
938 Elkridge Landing Road	32	Owned	BWI Airport	MD	1984	M	52,988
940 Elkridge Landing Road	33	Owned	BWI Airport	MD	1984	M	51,704
800 International Drive	34	Owned	BWI Airport	MD	1988	S	50,979
1340 Ashton Road	35	Owned	BWI Airport	MD	1989	S	46,400
7321 Parkway Drive	36	Owned	BWI Airport	MD	1984	S	39,822
1334 Ashton Road	37	Owned	BWI Airport	MD	1989	S	37,565
1331 Ashton Road	38	Owned	BWI Airport	MD	1989	S	29,936
1350 Dorsey Road	39	Owned	BWI Airport	MD	1989	S	19,992
1344 Ashton Road	40	Owned	BWI Airport	MD	1989	M	16,865
1341 Ashton Road	41	Owned	BWI Airport	MD	1989	S	15,841
1343 Ashton Road	42	Owned	BWI Airport	MD	1989	S	9,962
2711 Phoenix Road (211 NBP)		JV	BWI Airport	MD		M		150,000
1304 Concourse Drive		Owned	BWI Airport	MD		M		100,000

Subtotal (continued on next page)							2,947,008	306,750

Subtotal (continued from prior page)							2,947,008	306,750
1615 and 1629 Thames Street	43	Owned	Baltimore City	MD	1989	M	103,683
9690 Deereco Road	44	Owned	North Baltimore Co.	MD	1988	M	133,737
375 West Padonia Road	45	Owned	North Baltimore Co.	MD	1986	M	100,804
7200 Riverwood Drive	46	Owned	Howard Co. Perimeter	MD	1986	S	160,000
9140 Route 108	47	Owned	Howard Co. Perimeter	MD	1974/1985	S	150,000
6940 Columbia Gateway Drive	48	Owned	Howard Co. Perimeter	MD	1999	M	108,737
6950 Columbia Gateway Drive	49	Owned	Howard Co. Perimeter	MD	1998	M	107,778
7067 Columbia Gateway Drive	50	Owned	Howard Co. Perimeter	MD	2001	M	82,032
6750 Alexander Bell Drive	51	Owned	Howard Co. Perimeter	MD	2001	M	78,460
6700 Alexander Bell Drive	52	Owned	Howard Co. Perimeter	MD	1988	M	75,635
6740 Alexander Bell Drive	53	Owned	Howard Co. Perimeter	MD	1992	M	61,957
8815 Centre Park Drive	54	Owned	Howard Co. Perimeter	MD	1987	M	53,782
6716 Alexander Bell Drive	55	Owned	Howard Co. Perimeter	MD	1990	M	52,002
Montpelier Research Phase I	56	JV	Howard Co. Perimeter	MD	2001	S	43,785
7065 Columbia Gateway Drive	57	Owned	Howard Co. Perimeter	MD	2000	S	38,560
6760 Alexander Bell Drive	58	Owned	Howard Co. Perimeter	MD	1991	M	37,248
7063 Columbia Gateway Drive	59	Owned	Howard Co. Perimeter	MD	2000	S	36,936
6708 Alexander Bell Drive	60	Owned	Howard Co. Perimeter	MD	1988	M	35,040
7061 Columbia Gateway Drive	61	Owned	Howard Co. Perimeter	MD	2000	M	29,604
Robert Fulton Drive—Phase I		JV	Howard Co. Perimeter	MD		M		115,850
6731 Columbia Gateway Drive		Owned	Howard Co. Perimeter	MD		M		122,889
6724 Alexander Bell Drive		Owned	Howard Co. Perimeter	MD		M		30,855
14502 Greenview Drive	62	Owned	Laurel	MD	1988	M	71,873
14504 Greenview Drive	63	Owned	Laurel	MD	1985	M	69,194
4260 Forbes Boulevard		JV	Lanham	MD		S		54,692
6009—6011 Oxon Hill Road	64	Owned	Southern Prince George's County	MD	1990	M	181,768

Total Baltimore / Washington Corridor:							4,759,623	631,036

Greater Philadelphia
753 Jolly Road	1	Owned	Blue Bell	PA	1960/1992-94	M	419,472
785 Jolly Road	2	Owned	Blue Bell	PA	1970/1996	M	219,065
760 Jolly Road	3	Owned	Blue Bell	PA	1974/1994	M	208,854
751 Jolly Road	4	Owned	Blue Bell	PA	1966/1991	M	112,958

Total Greater Philadelphia:							960,349	—

Greater Harrisburg
2605 Interstate Drive	1	Owned	East Shore	PA	1990	M	84,404
6345 Flank Drive	2	Owned	East Shore	PA	1989	S	69,443
6340 Flank Drive	3	Owned	East Shore	PA	1988	S	68,200
2601 Market Place	4	Owned	East Shore	PA	1989	M	67,743
6400 Flank Drive	5	Owned	East Shore	PA	1992	S	52,439
6360 Flank Drive	6	Owned	East Shore	PA	1988	S	46,500
6385 Flank Drive	7	Owned	East Shore	PA	1995	S	32,800
6380 Flank Drive	8	Owned	East Shore	PA	1991	S	32,000
6405 Flank Drive	9	Owned	East Shore	PA	1991	S	32,000
95 Shannon Road	10	Owned	East Shore	PA	1999	S	21,976
75 Shannon Road	11	Owned	East Shore	PA	1999	S	20,887
6375 Flank Drive	12	Owned	East Shore	PA	2000	S	19,783
85 Shannon Road	13	Owned	East Shore	PA	1999	S	12,863
5035 Ritter Road	14	Owned	West Shore	PA	1988	S	56,556
5070 Ritter Road—Building A	15	Owned	West Shore	PA	1989	S	32,309
5070 Ritter Road—Building B	16	Owned	West Shore	PA	1989	S	28,000

Total Greater Harrisburg:							677,903	—

Northern/Central New Jersey
431 Ridge Road	1	Owned	Exit 8A—Cranbury	NJ	1958/1998	S	170,000
429 Ridge Road	2	Owned	Exit 8A—Cranbury	NJ	1966/1996	M	142,385
68 Culver Road	3	Owned	Exit 8A—Cranbury	NJ	2000	M	57,280
104 Interchange Plaza	4	Owned	Exit 8A—Cranbury	NJ	1990	M	47,677
101 Interchange Plaza	5	Owned	Exit 8A—Cranbury	NJ	1985	M	43,621
47 Commerce	6	Owned	Exit 8A—Cranbury	NJ	1992/1998	S	41,398
437 Ridge Road	7	Owned	Exit 8A—Cranbury	NJ	1962/1996	S	30,000
7 Centre Drive	8	Owned	Exit 8A—Cranbury	NJ	1989	S	19,466
8 Centre Drive	9	Owned	Exit 8A—Cranbury	NJ	1986	S	16,199
2 Centre Drive	10	Owned	Exit 8A—Cranbury	NJ	1989	S	16,132
4301 Route 1	11	Owned	Monmouth Junction	NJ	1986	M	61,300
695 Route 46	12	Owned	Wayne	NJ	1990	M	157,394
710 Route 46	13	Owned	Wayne	NJ	1985	M	102,002	—

Total Northern / Central New Jersey:							904,854	—

TOTAL OFFICE PROPERTIES	97						7,302,729	631,036

Retail Properties
114 National Business Parkway		Owned	BWI Airport	MD		S	—	10,000

TOTAL RETAIL PROPERTIES							—	10,000

TOTAL PORTFOLIO	97						7,302,729	641,036

Property Occupancy Rates by Region by Quarter

	Office
	Greater Philadelphia	Baltimore / Washington Corridor	Northern / Central New Jersey	Greater Harrisburg	Total Office	Retail	Total Portfolio
September 30, 2001
Number of Buildings	4	64	13	16	97	—	97
Rentable Square Feet	960,349	4,759,623	904,854	677,903	7,302,729	—	7,302,729
Percent Occupied	100.00%	98.33%	95.65%	87.19%	97.18%	0%	97.18%
June 30, 2001
Number of Buildings	4	58	13	16	91	—	91
Rentable Square Feet	960,349	4,413,104	904,854	677,903	6,956,210	—	6,956,210
Percent Occupied	100.00%	97.96%	94.19%	89.41%	96.92%	0%	96.92%
March 31, 2001
Number of Buildings	4	55	14	16	89	—	89
Rentable Square Feet	960,349	4,258,610	970,048	677,458	6,866,465	—	6,866,465
Percent Occupied	100.00%	97.76%	94.03%	91.75%	96.95%	0%	96.95%
December 31, 2000
Number of Buildings	4	49	14	16	83	—	83
Rentable Square Feet	960,349	3,864,766	970,048	677,468	6,472,631	—	6,472,631
Percent Occupied	100.00%	97.84%	93.07%	93.86%	97.03%	0%	97.03%
September 30, 2000
Number of Buildings	4	47	15	15	81	1	82
Rentable Square Feet	960,349	3,594,058	990,385	657,685	6,202,477	149,191	6,351,668
Percent Occupied	100.00%	97.79%	96.08%	92.82%	97.33%	97.04%	97.33%

Top Twenty Office Tenants as of September 30, 2001

(Dollars and Square Feet in thousands)

Tenant	Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Rental Revenue(1)	Percentage of Total Rental Revenue	Weighted Average Remaining Lease Term(2)
United States of America(3)	20	965	13.6%	$17,265	14.0%	4.4
AT&T Local Services(4),(5)	6	415	5.8%	8,487	6.9%	7.0
Unisys(6)	3	741	10.4%	7,444	6.1%	7.8
Ciena Corporation	5	298	4.2%	3,816	3.1%	3.7
Magellan Behavioral Health, Inc.	2	151	2.1%	3,278	2.7%	2.3
Booz-Allen & Hamilton	3	128	1.8%	2,542	2.1%	2.2
Johns Hopkins University(4)	4	124	1.7%	2,432	2.0%	4.8
General Dynamics Government Corp.	2	102	1.4%	2,370	1.9%	8.8
Corvis Corporation	3	157	2.2%	2,337	1.9%	4.7
Merck & Co., Inc.(6)	1	219	3.1%	2,237	1.8%	7.8
Northrop Grumman Systems	2	88	1.2%	2,140	1.7%	5.7
Commonwealth of Pennsylvania(4)	9	154	2.2%	1,905	1.5%	2.2
Bookham Technology, Inc.	1	150	2.1%	1,870	1.5%	6.3
Arbros Communications, Inc.	1	91	1.3%	1,533	1.2%	9.6
Sun Microsystems, Inc.	2	61	0.9%	1,403	1.1%	4.3
Credit Management Solutions, Inc.	1	71	1.0%	1,381	1.1%	7.2
Deutsche Banc Alex. Brown	1	84	1.2%	1,327	1.1%	2.7
Ameritrade Holding Corporation	1	63	0.9%	1,318	1.1%	8.8
Mentor Technologies	1	60	0.8%	1,307	1.1%	1.5
Raytheon E-Systems(4)	3	65	0.9%	1,191	1.0%	1.7
Subtotal Top 20 Office Tenants	71	4,187	59.0%	67,583	54.9%	5.3
All remaining tenants	366	2,910	41.0%	55,413	45.1%	3.2

Total/Weighted Average	437	7,097	100.0%	$122,996	100.0%	4.4

(1)
Total Rental Revenue is the monthly contractual base rent as of September 30, 2001 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(2)
The weighting of the lease term was computed using Total Rental Revenue.

(3)
Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)
Includes affiliated organizations or agencies.

(5)
AT&T Local Services subleases 173,072 square feet under 2 leases which expire March 30, 2002. Effective April 1, 2002, this same 173,072 square feet will become directly leased by AT&T Local Services with expiration dates ranging from 2006 through 2009. The above weighted average lease term reflects the expiration date of these direct leases.

(6)
Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys' 960,349 leased rentable square feet.

Total Rental Revenue by Geographic Region by Quarter(1)

(Dollars in thousands)

	2001			2000
	September 30	June 30	March 31	December 31	September 30
Office Properties:
Greater Philadelphia	$2,506	$2,506	$2,506	$2,506	$2,506
Baltimore/Washington Corridor	22,558	18,654	18,573	17,224	17,197
Northern/Central New Jersey	4,757	4,998	4,922	5,311	5,326
Greater Harrisburg	2,174	2,483	2,789	2,271	2,228

Total Office Properties	31,995	28,641	28,790	27,312	27,257

Retail Properties:
Total Retail Properties	—	—	—	72	261

Total Regional Rental Revenue	$31,995	$28,641	$28,790	$27,384	$27,518

(1)
Rental revenue represents GAAP revenue including operating expense reimbursements, straight line rent adjustments and tenant services income.

Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2001			2000
	September 30	June 30	March 31	December 31	September 30
Office Properties:
Greater Philadelphia	$2,476	$2,469	$2,486	$2,481	$2,482
Baltimore/Washington Corridor	15,539	12,704	12,614	11,571	11,664
Northern/Central New Jersey	2,819	3,173	3,028	3,418	3,458
Greater Harrisburg	1,506	1,736	2,195	1,718	1,683

Total Office Properties	22,340	20,082	20,323	19,188	19,287

Retail Properties:
Total Retail Properties	—	—	—	55	179

Total Regional NOI	$22,340	$20,082	$20,323	$19,243	$19,466

Other income/expenses, net	54	71	62	226	140

Total NOI	$22,394	$20,153	$20,385	$19,469	$19,606

Same Office Property Cash Net Operating Income by Quarter(1)

(Dollars in thousands)

	2001			2000
	September 30	June 30	March 31	December 31	September 30
Office Properties:(2)
Greater Philadelphia	$2,408	$2,364	$2,363	$2,363	$2,361
Baltimore/Washington Corridor	11,477	11,122	11,215	11,100	10,302
Northern/Central New Jersey	2,779	2,845	2,665	2,889	2,849
Greater Harrisburg	1,446	1,668	1,682	1,651	1,654

Total Office Properties	$18,110	$17,999	$17,925	$18,003	$17,166

Same Office Property GAAP Net Operating Income by Quarter(1)

(Dollars in thousands)

	2001			2000
	September 30	June 30	March 31	December 31	September 30
Office Properties:(2)
Greater Philadelphia	$2,495	$2,497	$2,497	$2,497	$2,495
Baltimore/Washington Corridor	11,560	11,348	11,501	11,470	11,741
Northern/Central New Jersey	2,854	2,939	2,756	3,059	2,920
Greater Harrisburg	1,454	1,696	1,714	1,688	1,691

Total Office Properties	$18,363	$18,480	$18,468	$18,714	$18,847

(1)
Net operating income for same office properties has been presented on a GAAP basis and a modified cash basis which removes the effect of straight-line rents from the GAAP net operating income.

(2)
Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year

Year of Lease Expiration(1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Rental Revenue of Expiring Leases(2)	Percentage of Total Rental Revenue Expiring	Total Rental Revenue of Expiring Leases per Occupied Square Foot
				($000s)
2001	34	354,593	5.0%	$5,635	4.6%	$15.89
2002	89	977,541	13.8%	17,093	13.9%	17.49
2003	91	779,614	11.0%	14,699	12.0%	18.85
2004	63	710,704	10.0%	13,607	11.1%	19.15
2005	65	731,830	10.3%	14,295	11.6%	19.53
2006	47	571,308	8.1%	10,684	8.7%	18.70
2007	11	398,239	5.6%	6,377	5.2%	16.01
2008	11	767,559	10.8%	14,238	11.6%	18.55
2009	13	1,222,057	17.2%	14,736	12.0%	12.06
2010	11	465,859	6.6%	9,476	7.7%	20.34
2011	2	117,585	1.7%	2,156	1.8%	18.34

Total/Weighted Average	437	7,096,889	100.0%	$122,996	100.0%	$17.73

NOTE: As of September 30, 2001, the weighted average lease term is 4.4 years.

(1)
Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)
Total Rental Revenue is the monthly contractual base rent as of September 30, 2001 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

Year to Date Office Renewal Analysis

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Total Office
For Nine Months Ended September 30, 2001:
Expiring Square Feet	—	437,669	31,965	147,268	616,902
Vacated Square Feet	—	140,167	6,050	33,026	179,243
Renewed Square Feet	—	297,502	25,915	114,242	437,659
Retention Rate (% based upon square feet)	0.00%	67.97%	81.07%	77.57%	70.94%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	20.71%	34.51%	6.48%	19.56%
Increase in Total Rent—Straight-line	0.00%	17.12%	28.20%	5.45%	16.00%
Increase in Base Rent—Cash	0.00%	14.84%	30.38%	2.97%	14.19%
Increase in Total Rent—Cash	0.00%	11.85%	24.51%	2.54%	11.25%
Average Capital Cost per Square Foot	$—	$5.81	$12.24	$1.94	$5.49

Quarterly Office Renewal Analysis

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Total Office
Quarter Ended September 30, 2001:
Expiring Square Feet	—	182,914	7,777	97,943	288,634
Vacated Square Feet	—	122,030	—	—	122,030
Renewed Square Feet	—	60,884	7,777	97,943	166,604
Retention Rate (% based upon square feet)	0.00%	33.29%	100.00%	100.00%	57.72%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	13.01%	25.29%	8.18%	11.93%
Increase in Total Rent—Straight-line	0.00%	10.17%	15.05%	6.47%	9.07%
Increase in Base Rent—Cash	0.00%	8.22%	18.70%	5.90%	7.87%
Increase in Total Rent—Cash	0.00%	5.76%	9.46%	4.64%	5.51%
Average Capital Cost per Square Foot	$—	$7.34	$5.67	$0.95	$4.40
Quarter Ended June 30, 2001:
Expiring Square Feet	—	174,078	22,678	45,325	242,081
Vacated Square Feet	—	16,922	6,050	33,026	55,998
Renewed Square Feet	—	157,156	16,628	12,299	186,083
Retention Rate (% based upon square feet)	0.00%	90.28%	73.32%	27.14%	76.87%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	24.86%	38.02%	13.69%	26.15%
Increase in Total Rent—Straight-line	0.00%	19.76%	32.98%	10.21%	21.02%
Increase in Base Rent—Cash	0.00%	19.81%	34.23%	4.57%	21.00%
Increase in Total Rent—Cash	0.00%	15.52%	29.50%	2.37%	16.63%
Average Capital Cost per Square Foot	$—	$3.87	$14.05	$6.50	$5.58

Quarterly Office Renewal Analysis (continued)

	Greater Philadelphia	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Total Office
Quarter Ended March 31, 2001:
Expiring Square Feet	—	80,677	1,510	4,000	86,187
Vacated Square Feet	—	1,215	—	—	1,215
Renewed Square Feet	—	79,462	1,510	4,000	84,972
Retention Rate (% based upon square feet)	0.00%	98.49%	100.00%	100.00%	98.59%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	23.01%	2.78%	-28.63%	20.44%
Increase in Total Rent—Straight-line	0.00%	20.31%	2.03%	-18.63%	18.20%
Increase in Base Rent—Cash	0.00%	15.15%	2.78%	-30.74%	12.95%
Increase in Total Rent—Cash	0.00%	12.84%	2.03%	-20.55%	11.12%
Average Capital Cost per Square Foot	$—	$7.20	$0.42	$1.70	$6.88
Quarter Ended December 31, 2000:
Expiring Square Feet	—	75,372	3,174	6,623	85,169
Vacated Square Feet	—	29,132	—	—	29,132
Renewed Square Feet	—	46,240	3,174	6,623	56,037
Retention Rate (% based upon square feet)	0.00%	61.35%	100.00%	100.00%	65.80%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	24.55%	21.47%	-17.49%	17.74%
Increase in Total Rent—Straight-line	0.00%	15.08%	11.19%	-9.98%	10.57%
Increase in Base Rent—Cash	0.00%	18.45%	20.00%	-18.85%	13.19%
Increase in Total Rent—Cash	0.00%	9.73%	10.01%	-11.15%	6.66%
Average Capital Cost per Square Foot	$—	$10.27	$17.92	$1.10	$9.72
Quarter Ended September 30, 2000:
Expiring Square Feet	—	186,061	116,771	6,757	309,589
Vacated Square Feet	—	50,043	40,094	6,757	96,894
Renewed Square Feet	—	136,018	76,677	—	212,695
Retention Rate (% based upon square feet)	0.00%	73.10%	65.66%	0.00%	68.70%
Renewal & Retenanted Space:
Increase in Base Rent—Straight-line	0.00%	6.31%	32.53%	0.00%	14.75%
Increase in Total Rent—Straight-line	0.00%	4.24%	20.06%	0.00%	9.74%
Increase in Base Rent—Cash	0.00%	3.45%	13.01%	0.00%	6.52%
Increase in Total Rent—Cash	0.00%	1.44%	2.97%	0.00%	1.97%
Average Capital Cost per Square Foot	$—	$5.32	$27.35	$—	$12.57

Acquisition Summary as of September 30, 2001

(Dollars in Thousands)

Wholly Owned Portfolio	Submarket	Acquisition Date	Square Feet	Occupied Sq. Ft. at Acquisition	Occupancy Percentage at Acquisition	September 30, 2001 Occupancy Percentage	Investment(1)
6700 Alexander Bell Drive(2)	Howard County Perimeter	5/14/2001	75,635	75,635	100.0%	100.0%	$8,774
6708 Alexander Bell Drive(2)	Howard County Perimeter	5/14/2001	35,040	35,040	100.0%	100.0%	4,485
920 Elkridge Landing Road(3)	BWI Airport	7/2/2001	96,566	96,566	100.0%	100.0%	11,010
938 Elkridge Landing Road(3)	BWI Airport	7/2/2001	52,988	52,988	100.0%	100.0%	5,987
940 Elkridge Landing Road(3)	BWI Airport	7/2/2001	51,704	51,704	100.0%	100.0%	4,925
891 Elkridge Landing Road(3)	BWI Airport	7/2/2001	56,489	56,489	100.0%	86.3%	6,177
901 Elkridge Landing Road(3)	BWI Airport	7/2/2001	56,847	50,155	88.2%	86.0%	5,738
870-880 Elkridge Landing Road	BWI Airport	8/3/2001	97,161	97,161	100.0%	100.0%	11,465
7061 Columbia Gateway Drive	Howard County Perimeter	8/30/2001	29,604	29,604	100.0%	100.0%	4,130
7063 Columbia Gateway Drive	Howard County Perimeter	8/30/2001	36,936	36,936	100.0%	100.0%	5,171
7065 Columbia Gateway Drive	Howard County Perimeter	8/30/2001	38,560	38,560	100.0%	100.0%	5,398
7067 Columbia Gateway Drive	Howard County Perimeter	8/30/2001	82,032	82,032	100.0%	100.0%	9,128

Total			709,562	702,870	99.1%	97.8%	$82,388

(1)
Initial investment recorded by property as of September 30, 2001 for asset purchase.

(2)
In conjunction with these operating properties, we also purchased a 30,855 square foot property to be redeveloped.

(3)
We held a 40% ownership interest in these office properties through a joint venture agreement from March 21, 2001 through July 1, 2001. Effective July 2, 2001, we acquired the remaining 60% ownership for $6.9 million.

NOTE: COPT classifies its acquisitions by type—entity, portfolio or individual acquisitions. Entity acquisitions are defined as mergers of significant portfolios of $100 + million with strong management organizations and a regional presence.

Disposition Summary as of September 30, 2001

(Dollars in Thousands)

Individual Property	Submarket	Disposition Date	Square Feet	Gross Sales Proceeds	Debt Assumption or Repayment	Cash Proceeds After Debt Repayment
19 Commerce	Cranbury, NJ	6/18/2001	65,277	$11,525	$7,000	$4,525

Development Summary as of September 30, 2001

(Dollars in Thousands except per square foot data)

Property and Location	Submarket	Owned or Joint Venture (JV)	Rentable Square Feet	Percentage Pre-Leased or Committed	Anticipated Cost per Rentable Square Foot	Anticipated Cost	Cost to date	Anticipated Stabilization/ Delivery
Under Construction
2701 Phoenix Road (201 NBP)(1) Annapolis Junction, MD	BWI Airport	JV	56,750	52.41%	$155	$8,807	$8,329	January 2002
114 National Business Parkway Annapolis Junction, MD	BWI Airport	Owned	10,000	100.00%	164	1,644	1,050	February 2002
6724 Alexander Bell Drive(2) Columbia, Maryland	Howard County Perimeter	Owned	30,855	0.00%	157	4,835	2,586	March 2002
4260 Forbes Boulevard—Phase I(3) Laurel, Maryland	Lanham	JV	54,692	43.08%	101	5,505	4,882	April 2002
Robert Fulton Drive—Phase IA(4) Columbia, Maryland	Howard County Perimeter	JV	115,850	0.00%	116	13,406	7,966	June 2002
2711 Phoenix Road (211 NBP)(5) Annapolis Junction, MD	BWI Airport	JV	150,000	100.00%	174	26,135	14,577	June 2002
6731 Columbia Gateway Drive(6) Columbia, Maryland	Howard County Perimeter	Owned	122,889	0.00%	176	21,613	16,818	September 2002
1304 Concourse Drive(7) Linthicum, MD	BWI Airport	Owned	100,000	0.00%	166	16,572	12,001	September 2002

TOTAL / AVERAGE			641,036	33.27%	$154	$98,517	$68,209

(1)
On September 29, 2000, we contributed this development asset into a joint venture. The joint venture obtained a $13,725 construction loan in October 2000 and $9,587 is outstanding as of September 30, 2001. The 56,750 square feet reflected above represents the remaining development portion as 61,250 square feet was delivered and placed into service in September 2001.

(2)
We purchased this property in May 2001 and are redeveloping.

(3)
We participate in the development of this asset through a joint venture arrangement. The joint venture has obtained a $9,026 construction loan (to fund Phase I and II) and has borrowed $3,726 as of September 30, 2001.

(4)
We participate in the development of this asset through a joint venture arrangement. The joint venture has obtained a $14,000 construction loan (to fund Phase IA and Phase IB) and has borrowed $4,611 as of September 30, 2001.

(5)
On December 15, 2000, we contributed this development asset into a joint venture. The joint venture has obtained a $20,550 construction loan and $5,945 is outstanding as of September 30, 2001.

(6)
We obtained a $15,750 construction loan and $8,952 is outstanding as of September 30, 2001.

(7)
We obtained an $11,855 construction loan and $6,900 is outstanding as of September 30, 2001.

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Corporate Office Properties Trust Index to Supplemental Information (Unaudited) September 30, 2001
Quarterly Selected Financial Summary Data (Dollars in thousands)
Quarterly Consolidated Balance Sheets (Dollars in thousands except per share data)
Quarterly Consolidated Statements of Operations and Funds From Operations (FFO) (Dollars and units in thousands)
Quarterly Consolidated Statements of Operations and FFO per Diluted Share (Shares in thousands)
Quarterly Consolidated Statements of Operations and FFO as a Percentage of Total Revenues
Quarterly Equity Analysis (Amounts in thousands, except per share data, share prices and ratios)
Quarterly Valuation Analysis (Dollars in thousands except per share data and ratios)
Quarterly Debt Analysis (Dollars in thousands)
Quarterly Operating Ratios (Dollars in thousands except per share data and ratios)
Quarterly Dividend Analysis
Investor Composition and Analyst Coverage (as of September 30, 2001)
Debt Maturity Schedule—September 30, 2001 (Dollars in thousands)
Property Summary by Region—September 30, 2001
Property Occupancy Rates by Region by Quarter
Top Twenty Office Tenants as of September 30, 2001 (Dollars and Square Feet in thousands)
Total Rental Revenue by Geographic Region by Quarter(1) (Dollars in thousands)
Net Operating Income by Geographic Region by Quarter (Dollars in thousands)
Same Office Property Cash Net Operating Income by Quarter(1) (Dollars in thousands)
Same Office Property GAAP Net Operating Income by Quarter(1) (Dollars in thousands)
Office Lease Expiration Analysis by Year
Year to Date Office Renewal Analysis
Quarterly Office Renewal Analysis
Quarterly Office Renewal Analysis (continued)
Acquisition Summary as of September 30, 2001 (Dollars in Thousands)
Disposition Summary as of September 30, 2001 (Dollars in Thousands)
Development Summary as of September 30, 2001 (Dollars in Thousands except per square foot data)